UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: July 31, 2010

Date of reporting period: July 31, 2010

____________________

ITEM 1. REPORT TO STOCKHOLDERS

DAVIS NEW YORK VENTURE FUND	Table of Contents

Shareholder Letter	2

Management’s Discussion of Fund Performance	3

Fund Overview	5

Expense Example	7

Schedule of Investments	9

Statement of Assets and Liabilities	15

Statement of Operations	17

Statements of Changes in Net Assets	18

Notes to Financial Statements	19

Financial Highlights	27

Report of Independent Registered Public Accounting Firm	29

Director Approval of Advisory Agreements	30

Fund Information	32

Privacy Notice and Householding	33

Directors and Officers	34

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis New York Venture Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Davis New York Venture Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS NEW YORK VENTURE FUND	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of the Davis New York Venture Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Quarterly Review. In this Review, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Quarterly Review either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis                                                                            Kenneth C. Feinberg
President & Portfolio Manager                                                           Portfolio Manager

September 1, 2010

DAVIS NEW YORK VENTURE FUND	Management’s Discussion of Fund Performance

Performance Overview

Davis New York Venture Fund’s Class A shares delivered a total return on net asset value of 12.74% for the year ended July 31, 2010. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 13.84%. The increase was widespread as every sector1 within the Index posted gains. The sectors within the Index that turned in the strongest performance over the year were industrials and consumer discretionary. The sectors that turned in the weakest (but still positive) performance over the year were health care and energy.

Factors Impacting the Fund’s Performance

The Fund had more invested in financials than any other sector over the year.  Financial companies were the most important contributor2 to performance. The Fund’s financial companies out-performed the corresponding sector within the Index (up 18% versus up 14% for the Index) and had a higher relative average weighting (28% versus 16% for the Index). American Express3, Berkshire Hathaway, Loews, Progressive, and Wells Fargo were among the most important contributors to performance. Bank of New York Mellon, Goldman Sachs, and Julius Baer Group were among the most important detractors from performance.

Energy companies were the second most important contributor to performance.  The Fund’s energy companies out-performed the corresponding sector within the Index (up 14% versus up 6% for the Index) and had a higher relative average weighting (14% versus 11% for the Index).  EOG Resources and Occidental Petroleum were among the most important contributors to performance. Transocean was among the most important detractors from performance.

Industrial companies, while making positive contributions to performance, were the most important detractor from performance relative to the Index. The Fund’s industrial companies under-performed the corresponding sector within the Index (up 5% versus up 29% for the Index) and had a lower relative average weighting (6% versus 10% for the Index) in this stronger performing sector. Iron Mountain and D&B Corp. were among the most important detractors from performance.

Consumer discretionary companies also made a positive contribution to performance, but were the second most important detractor from performance relative to the Index. The Fund’s consumer discretionary companies under-performed the corresponding sector within the Index (up 20% versus up 26% for the Index).

Utility companies were the only sector that detracted from absolute performance. The Fund’s utility companies under-performed the corresponding sector within the Index (down 6% versus up 9% for the Index).

Other important contributors to performance included Costco Wholesale and Express Scripts. Other important detractors from performance included Pfizer, CVS Caremark, Monsanto, and Johnson & Johnson.

The Fund had approximately 18% of its net assets invested in foreign companies at July 31, 2010. As a whole those companies out-performed the domestic companies held by the Fund.

Davis New York Venture Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective.  Davis New York Venture Fund’s principal risks are: market risk, company risk, financial services risk, foreign country risk, fees and expenses risk, headline risk, and selection risk. See the prospectus for a full description of each risk.

1     The companies included in the Standard & Poor’s 500® Index are divided into ten sectors. One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund.  For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies.  The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.  The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS NEW YORK VENTURE FUND	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis New York Venture Fund Class A versus the Standard & Poor’s 500® Index over 10 years for an investment made on July 31, 2000

Average Annual Total Return for periods ended July 31, 2010

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	12.74%	(0.26)%	1.53%	11.64%	02/17/69	0.89%	0.89%
Class A - with sales charge	7.37%	(1.22)%	1.03%	11.51%	02/17/69	0.89%	0.89%
Class B†, **	7.77%	(1.48)%	0.96%	8.93%	12/01/94	1.77%	1.77%
Class C**	10.88%	(1.03)%	0.74%	8.36%	12/20/94	1.67%	1.67%
Class R	12.35%	(0.59)%	NA	4.01%	08/20/03	1.23%	1.23%
Class Y	13.04%	0.00%	1.82%	7.05%	10/02/96	0.63%	0.63%
S&P 500® Index***	13.84%	(0.17)%	(0.76)%	9.30%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 02/17/69.

DAVIS NEW YORK VENTURE FUND	Fund Overview
July 31, 2010

Portfolio Composition		Industry Weightings
(% of Fund’s 07/31/10 Net Assets)		(% of 07/31/10 Long Term Portfolio)

			Fund	S&P 500®
Common Stock (U.S.)	78.91%	Energy	14.41%	10.87%
Common Stock (Foreign)	17.46%	Diversified Financials	12.71%	7.79%
Corporate Bonds	1.17%	Insurance	11.89%	4.04%
Convertible Bonds (Foreign)	0.21%	Health Care	11.22%	11.37%
Convertible Bonds (U.S.)	0.11%	Materials	7.66%	3.55%
Short Term Investments	2.39%	Information Technology	7.25%	18.79%
Other Assets & Liabilities	(0.25)%	Food, Beverage & Tobacco	7.19%	6.18%
	100.00%	Food & Staples Retailing	6.84%	2.51%
		Banks	4.39%	3.18%
		Retailing	2.65%	3.40%
		Commercial & Professional Services	2.62%	0.64%
		Transportation	2.39%	2.01%
		Household & Personal Products	2.06%	2.72%
		Media	1.84%	3.20%
		Capital Goods	1.69%	7.99%
		Automobiles & Components	1.69%	0.72%
		Other	1.50%	11.04%
			100.00%	100.00%

Top 10 Holdings
(% of Fund’s 07/31/10 Net Assets)

American Express Co.	Consumer Finance	4.67%
Wells Fargo & Co.	Commercial Banks	4.30%
Berkshire Hathaway Inc., Class A	Property & Casualty Insurance	4.21%
Costco Wholesale Corp.	Food & Staples Retailing	3.71%
EOG Resources, Inc.	Energy	3.58%
Bank of New York Mellon Corp.	Capital Markets	3.45%
Occidental Petroleum Corp.	Energy	3.31%
Loews Corp.	Multi-line Insurance	3.00%
CVS Caremark Corp.	Food & Staples Retailing	2.99%
Devon Energy Corp.	Energy	2.87%

DAVIS NEW YORK VENTURE FUND	Fund Overview – (Continued)
July 31, 2010

New Positions Added (08/01/09-07/31/10)
(Highlighted positions are those greater than 0.50% of Fund’s 07/31/10 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 07/31/10 Net Assets
America Movil SAB de C.V., Series L, ADR	Telecommunication Services	04/21/10	0.40%
Aon Corp.	Insurance Brokers	07/12/10	0.09%
Baxter International Inc.	Health Care Equipment & Services	04/22/10	0.78%
Diageo PLC, ADR	Food, Beverage & Tobacco	04/23/10	0.01%
Fairfax Financial Holdings Ltd.	Multi-line Insurance	09/08/09	0.42%
Fairfax Financial Holdings Ltd., 144A	Multi-line Insurance	02/23/10	0.21%
LLX Logistica S.A.	Transportation	09/22/09	0.07%
Mead Johnson Nutrition Co.	Food, Beverage & Tobacco	12/14/09	0.42%
Nestle S.A.	Food, Beverage & Tobacco	03/09/10	0.51%
Praxair, Inc.	Materials	05/21/10	0.38%
Roche Holding AG - Genusschein	Pharmaceuticals, Biotechnology &
	Life Sciences	07/16/10	0.85%
Schlumberger Ltd.	Energy	06/07/10	0.08%
Sino-Forest Corp., 144A	Materials	12/11/09	0.03%
Unilever NV, NY Shares	Food, Beverage & Tobacco	02/09/10	0.38%

Positions Closed (08/01/09-07/31/10)
(Gains and losses greater than $100,000,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
AES Corp.	Utilities	02/17/10	$(32,836,647)
Amazon.com, Inc.	Retailing	07/13/10	159,985,313
American International Group, Inc.	Multi-line Insurance	12/18/09	(514,029,787)
Berkshire Hathaway Inc., Class B	Property & Casualty Insurance	07/23/10	40,721,554
Cardinal Health, Inc.	Health Care Equipment & Services	07/09/10	9,549,163
Cisco Systems, Inc.	Technology Hardware & Equipment	08/20/09	(11,989,029)
Comcast Corp., Special Class A	Media	02/24/10	(100,830,708)
ConocoPhillips	Energy	07/09/10	189,860,464
DIRECTV, Class A	Media	01/21/10	97,381,539
Garmin Ltd.	Consumer Durables & Apparel	01/04/10	(32,419,260)
Laboratory Corp. of America Holdings	Health Care Equipment & Services	05/28/10	34,814,790
Lagardere S.C.A.	Media	02/02/10	2,253,124
Level 3 Communications, Inc., Conv. Sr. Notes, 10.00%, 05/01/11	Telecommunication Services	05/27/10	1,140,810
Morgan Stanley	Capital Markets	12/16/09	32,152,889
NIPPONKOA Insurance Co., Ltd.	Property & Casualty Insurance	10/23/09	(18,141,853)
Principal Financial Group, Inc.	Life & Health Insurance	06/14/10	7,192,704
Schering-Plough Corp.	Pharmaceuticals, Biotechnology &
	Life Sciences	11/04/09	74,910,035
Staples, Inc.	Retailing	12/17/09	3,692,412
State Street Corp.	Capital Markets	12/16/09	28,511,726
Sun Life Financial Inc.	Life & Health Insurance	12/14/09	27,557,083
Tyco Electronics Ltd.	Technology Hardware & Equipment	12/18/09	17,265,132
UnitedHealth Group Inc.	Health Care Equipment & Services	01/05/10	(234,997,985)

DAVIS NEW YORK VENTURE FUND	Expense Example

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses.  The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended July 31, 2010.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front end or contingent deferred sales charges (loads).  Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

DAVIS NEW YORK VENTURE FUND	Expense Example – (Continued)

	Beginning Account Value (02/01/10)	Ending Account Value (07/31/10)	Expenses Paid During Period* (02/01/10-07/31/10)
Class A (annualized expense ratio 0.89%**)
Actual	$1,000.00	$1,010.38	$4.44
Hypothetical	$1,000.00	$1,020.38	$4.46
Class B (annualized expense ratio 1.77%**)
Actual	$1,000.00	$1,005.57	$8.80
Hypothetical	$1,000.00	$1,016.02	$8.85
Class C (annualized expense ratio 1.67%**)
Actual	$1,000.00	$1,006.56	$8.31
Hypothetical	$1,000.00	$1,016.51	$8.35
Class R (annualized expense ratio 1.21%**)
Actual	$1,000.00	$1,008.35	$6.03
Hypothetical	$1,000.00	$1,018.79	$6.06
Class Y (annualized expense ratio 0.63%**)
Actual	$1,000.00	$1,011.26	$3.14
Hypothetical	$1,000.00	$1,021.67	$3.16

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments
July 31, 2010

Shares	Security	Value (Note 1)
COMMON STOCK – (96.37%)
CONSUMER DISCRETIONARY – (5.47%)
Automobiles & Components – (0.87%)
9,908,156	Harley-Davidson, Inc.	$269,799,088

Consumer Durables & Apparel – (0.14%)
1,183,216	Hunter Douglas NV (Netherlands)	45,486,306

Consumer Services – (0.06%)
1,308,346	H&R Block, Inc.	20,514,865

Media – (1.80%)
6,673,991	Grupo Televisa S.A., ADR (Mexico)	126,805,829
493,242	Liberty Media - Starz, Series A *	27,049,391
17,011,603	News Corp., Class A	221,831,303
5,444,200	Walt Disney Co.	183,415,098

		559,101,621

Retailing – (2.60%)
12,420,143	Bed Bath & Beyond Inc. *	470,537,118
12,702,992	CarMax, Inc. *(a)	268,033,131
6,165,360	Liberty Media Corp. - Interactive, Series A *	69,822,702

		808,392,951

	Total Consumer Discretionary	1,703,294,831

CONSUMER STAPLES – (15.75%)
Food & Staples Retailing – (6.70%)
20,364,431	Costco Wholesale Corp.	1,154,968,704
30,263,295	CVS Caremark Corp.	928,780,524

		2,083,749,228

Food, Beverage & Tobacco – (7.03%)
10,389,565	Coca-Cola Co.	572,568,927
24,945,478	Diageo PLC (United Kingdom)	433,314,987
25,767	Diageo PLC, ADR (United Kingdom)	1,800,598
8,930,551	Heineken Holding NV (Netherlands)	350,299,379
2,340,327	Hershey Co.	109,995,369
2,486,840	Mead Johnson Nutrition Co.	132,150,678
3,194,125	Nestle S.A. (Switzerland)	157,912,487
6,143,067	Philip Morris International Inc.	313,542,140
3,964,354	Unilever NV, NY Shares (Netherlands)	116,908,799

		2,188,493,364

Household & Personal Products – (2.02%)
2,046,500	Natura Cosmeticos S.A. (Brazil)	53,175,489
9,408,566	Procter & Gamble Co.	575,427,897

		628,603,386

	Total Consumer Staples	4,900,845,978

ENERGY – (14.11%)
22,471,580	Canadian Natural Resources Ltd. (Canada)	773,471,783
147,804,011	China Coal Energy Co. - H (China)	206,649,702
14,308,212	Devon Energy Corp.	894,120,168
11,425,566	EOG Resources, Inc.	1,113,992,685
13,228,435	Occidental Petroleum Corp.	1,030,891,939
19,150,000	OGX Petroleo e Gas Participacoes S.A. (Brazil)*	202,409,882
420,300	Schlumberger Ltd.	25,075,098

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2010

Shares	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
ENERGY – (CONTINUED)
3,059,451	Transocean Ltd. *	$141,377,231

	Total Energy	4,387,988,488

FINANCIALS – (29.11%)
Banks – (4.30%)
	Commercial Banks – (4.30%)
48,197,834	Wells Fargo & Co.	1,336,525,937

Diversified Financials – (12.44%)
	Capital Markets – (6.39%)
5,637,732	Ameriprise Financial, Inc.	238,983,460
42,826,945	Bank of New York Mellon Corp.	1,073,671,511
4,347,420	Brookfield Asset Management Inc., Class A (Canada)(b)	109,076,768
7,797,420	GAM Holding Ltd. (Switzerland)*	90,197,668
1,119,909	Goldman Sachs Group, Inc.	168,904,675
8,788,137	Julius Baer Group Ltd. (Switzerland)	307,504,650

		1,988,338,732

	Consumer Finance – (4.67%)
32,528,058	American Express Co.	1,452,052,509

	Diversified Financial Services – (1.38%)
2,641,295	Bank of America Corp.	37,083,782
2,400,733	JPMorgan Chase & Co.	96,701,525
8,928,459	Moody's Corp.	210,265,209
1,141,950	Visa Inc., Class A	83,762,033

		427,812,549

		3,868,203,790

Insurance – (11.63%)
	Insurance Brokers – (0.09%)
725,000	Aon Corp.	27,310,750

	Multi-line Insurance – (3.63%)
330,694	Fairfax Financial Holdings Ltd. (Canada)	131,467,400
160,877	Fairfax Financial Holdings Ltd., 144A (Canada)(c)(d)	64,081,641
25,108,721	Loews Corp. (a)	932,788,985

		1,128,338,026

	Property & Casualty Insurance – (6.77%)
11,196	Berkshire Hathaway Inc., Class A *	1,309,932,000
86,114	Markel Corp. *	29,106,532
39,157,126	Progressive Corp. (Ohio) (a)	769,045,955

		2,108,084,487

	Reinsurance – (1.14%)
615,500	Everest Re Group, Ltd.	47,775,110
6,417,151	Transatlantic Holdings, Inc. (a)	306,803,989

		354,579,099

		3,618,312,362

Real Estate – (0.74%)
39,391,100	Hang Lung Group Ltd. (Hong Kong)	231,249,972

	Total Financials	9,054,292,061

HEALTH CARE – (10.98%)
Health Care Equipment & Services – (3.53%)
5,546,264	Baxter International Inc.	242,759,975

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2010

Shares	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (CONTINUED)
Health Care Equipment & Services – (Continued)
4,068,949	Becton, Dickinson and Co.	$279,943,691
939,701	CareFusion Corp. *	19,799,500
12,300,208	Express Scripts, Inc. *	555,784,899

		1,098,288,065

Pharmaceuticals, Biotechnology & Life Sciences – (7.45%)
12,467,450	Johnson & Johnson	724,234,170
23,563,810	Merck & Co., Inc.	812,008,893
34,454,015	Pfizer Inc.	516,810,225
2,031,000	Roche Holding AG - Genusschein (Switzerland)	264,184,026

		2,317,237,314

	Total Health Care	3,415,525,379

INDUSTRIALS – (6.56%)
Capital Goods – (1.65%)
10,403,333	ABB Ltd., ADR (Switzerland)	209,939,260
1,087,395	PACCAR Inc.	49,829,876
6,625,562	Tyco International Ltd.	253,626,513

		513,395,649

Commercial & Professional Services – (2.57%)
4,995,809	D&B Corp. (a)	341,513,503
19,259,589	Iron Mountain Inc. (a)	455,874,472

		797,387,975

Transportation – (2.34%)
88,903,512	China Merchants Holdings International Co., Ltd. (China)	335,927,657
68,979,600	China Shipping Development Co. Ltd. - H (China)(a)	101,770,997
13,780,658	Cosco Pacific Ltd. (China)	18,805,919
1,779,009	Kuehne & Nagel International AG (Switzerland)	190,760,589
4,167,000	LLX Logistica S.A. (Brazil)*	21,086,138
931,397	United Parcel Service, Inc., Class B	60,540,805

		728,892,105

	Total Industrials	2,039,675,729

INFORMATION TECHNOLOGY – (7.09%)
Semiconductors & Semiconductor Equipment – (1.78%)
22,510,145	Texas Instruments Inc.	555,775,480

Software & Services – (3.07%)
13,927,133	Activision Blizzard, Inc.	165,523,975
746,445	Google Inc., Class A *	361,973,574
16,558,431	Microsoft Corp.	427,207,520

		954,705,069

Technology Hardware & Equipment – (2.24%)
8,971,400	Agilent Technologies, Inc. *	250,571,202
9,672,469	Hewlett-Packard Co.	445,320,473

		695,891,675

	Total Information Technology	2,206,372,224

MATERIALS – (6.90%)
4,670,343	BHP Billiton PLC (United Kingdom)	143,015,001
4,009,093	Martin Marietta Materials, Inc. (a)	342,376,542
4,161,796	Monsanto Co.	240,718,281

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2010

Shares/Principal	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS – (CONTINUED)
1,429,346	Potash Corp. of Saskatchewan Inc. (Canada)	$149,895,515
1,350,220	Praxair, Inc.	117,226,100
3,006,214	Rio Tinto PLC (United Kingdom)	155,879,825
26,901,107	Sealed Air Corp. (a)	581,870,944
19,909,434	Sino-Forest Corp. (Canada)*(a)	306,567,132
578,195	Sino-Forest Corp., 144A (Canada)*(a)(c)(d)	8,903,095
2,199,699	Vulcan Materials Co.	99,514,383

	Total Materials	2,145,966,818

TELECOMMUNICATION SERVICES – (0.40%)
2,498,337	America Movil SAB de C.V., Series L, ADR (Mexico)	123,942,499

	Total Telecommunication Services	123,942,499

	TOTAL COMMON STOCK – (Identified cost $21,793,471,086)	29,977,904,007

CONVERTIBLE BONDS – (0.32%)
MATERIALS – (0.21%)
$61,132,000	Sino-Forest Corp., Conv. Sr. Notes, 5.00%, 08/01/13 (Canada)(a)	64,265,015

	Total Materials	64,265,015

TELECOMMUNICATION SERVICES – (0.11%)
29,918,000	Level 3 Communications, Inc., Conv. Sr. Notes, 15.00%, 01/15/13	34,031,725

	Total Telecommunication Services	34,031,725

	TOTAL CONVERTIBLE BONDS – (Identified cost $91,077,375)	98,296,740

CORPORATE BONDS – (1.17%)
CONSUMER DISCRETIONARY – (0.78%)
Automobiles & Components – (0.78%)
183,000,000	Harley-Davidson, Inc., Sr. Notes, 15.00%, 02/01/14	243,485,892

	Total Consumer Discretionary	243,485,892

MATERIALS – (0.39%)
105,000,000	Sealed Air Corp., Sr. Notes, 12.00%, 02/14/14 (a)	122,082,870

	Total Materials	122,082,870

	TOTAL CORPORATE BONDS – (Identified cost $288,000,000)	365,568,762

SHORT TERM INVESTMENTS – (2.07%)
185,008,000	Banc of America Securities LLC Joint Repurchase Agreement,
	0.21%, 08/02/10, dated 07/30/10, repurchase value of $185,011,238
	(collateralized by: U.S. Government agency obligations in a pooled cash account, 0.00%-4.875%, 08/02/10-07/15/20, total market value $188,708,160)	185,008,000
459,329,000	Mizuho Securities USA Inc. Joint Repurchase Agreement,
	0.22%, 08/02/10, dated 07/30/10, repurchase value of $459,337,421
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-5.50%, 04/01/25-06/15/45, total market value $468,515,580)	459,329,000

	TOTAL SHORT TERM INVESTMENTS – (Identified cost $644,337,000)	644,337,000

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2010

Principal	Security	Value (Note 1)
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – (0.32%)
$13,771,000	Banc of America Securities LLC Joint Repurchase Agreement,
	0.22%, 08/02/10, dated 07/30/10, repurchase value of $13,771,252
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 5.50%-6.00%, 02/01/38-02/01/39, total market value $14,046,420)	$13,771,000
86,000,000	Citigroup Global Markets, Inc. Joint Repurchase Agreement,
	0.22%, 08/02/10, dated 07/30/10, repurchase value of $86,001,577
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.625%-6.50%, 01/20/23-06/15/44, total market value $87,720,000)	86,000,000

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – (Identified cost $99,771,000)	99,771,000

	Total Investments – (100.25%) – (Identified cost $22,916,656,461) – (e)	31,185,877,509
	Liabilities Less Other Assets – (0.25%)	(79,262,653)
Net Assets – (100.00%)		$31,106,614,856

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)
Affiliated Company.  Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended July 31, 2010.  The aggregate fair value of the securities of affiliated companies held by the Fund as of July 31, 2010, amounts to $4,601,896,630.  Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares/Principal July 31, 2009	Gross Additions (1)	Gross Reductions	Shares/Principal July 31, 2010	Dividend/ Interest Income
CarMax, Inc.	12,656,716	46,276	–	12,702,992	$–
China Shipping Development Co. Ltd. - H	68,681,837	297,763	–	68,979,600	908,414
D&B Corp.	4,993,390	2,419	–	4,995,809	6,891,445
H&R Block, Inc. (2)	17,348,824	13,522	16,054,000	1,308,346	5,128,897
Iron Mountain Inc.	19,169,847	89,742	–	19,259,589	2,401,840
Loews Corp.	22,377,859	2,730,862	–	25,108,721	5,674,936
Martin Marietta Materials, Inc.	4,001,441	7,652	–	4,009,093	6,404,366
Progressive Corp. (Ohio)	39,386,553	165,673	395,100	39,157,126	6,353,051
Sealed Air Corp.	27,040,599	131,908	271,400	26,901,107	12,991,653
Sealed Air Corp., Sr. Notes, 12.00%, 02/14/14	$105,000,000	–	–	$105,000,000	12,600,000
Sino-Forest Corp.	19,715,560	193,874	–	19,909,434	–
Sino-Forest Corp., 144A	–	578,195	–	578,195	–
Sino-Forest Corp., Conv. Sr. Notes, 5.00%, 08/01/13	$60,982,000	$150,000	–	$61,132,000	3,051,079
Transatlantic Holdings, Inc.	6,459,634	20,217	62,700	6,417,151	5,171,751

(1) Gross additions due entirely from in-kind subscriptions, with the exception of Loews Corp., Sino-Forest Corp., and Sino-Forest Corp., 144A.

(2) Not an affiliate as of July 31, 2010.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2010

(b)	Security is partially on loan – See Note 8 of the Notes to Financial Statements.

(c)
These securities are subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations.  These securities amounted to $72,984,736 or 0.23% of the Fund's net assets as of July 31, 2010.

(d)	Restricted Security – See Note 9 of the Notes to Financial Statements.

(e)	Aggregate cost for federal income tax purposes is $22,980,648,654. At July 31, 2010 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$9,404,266,027
	Unrealized depreciation	(1,199,037,172)
	Net unrealized appreciation	$8,205,228,855

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities
At July 31, 2010

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments):
Unaffiliated companies	$26,484,209,879
Affiliated companies	4,601,896,630
Collateral for securities loaned (Note 8)	99,771,000
Cash	312,131
Receivables:
Capital stock sold	48,520,618
Dividends and interest	39,766,685
Investment securities sold	29,046,852
Prepaid expenses	85,888
Total assets	31,303,609,683
LIABILITIES:
Return of collateral for securities loaned (Note 8)	99,771,000
Payables:
Capital stock redeemed	63,994,838
Investment securities purchased	1,880,639
Accrued distribution and service plan fees	8,397,307
Accrued management fee	13,177,830
Other accrued expenses	9,773,213
Total liabilities	196,994,827
NET ASSETS	$31,106,614,856

NET ASSETS CONSIST OF:
Par value of shares of capital stock	$51,647,418
Additional paid-in capital	28,159,095,845
Undistributed net investment income	108,971,198
Accumulated net realized losses from investments and foreign currency transactions	(5,482,650,964)
Net unrealized appreciation on investments and foreign currency transactions	8,269,551,359
Net Assets	$31,106,614,856

*Including:
Cost of unaffiliated companies	$19,652,887,856
Cost of affiliated companies	3,163,997,605
Cost of collateral of securities loaned	99,771,000
Market value of securities on loan	98,167,134

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities – (Continued)
At July 31, 2010

CLASS A SHARES:
Net assets	$18,607,789,604
Shares outstanding	615,837,548
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$30.22
Maximum offering price per share (100/95.25 of $30.22)†	$31.73

CLASS B SHARES:
Net assets	$661,368,372
Shares outstanding	22,897,020
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$28.88

CLASS C SHARES:
Net assets	$4,061,839,852
Shares outstanding	139,506,741
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$29.12

CLASS R SHARES:
Net assets	$827,005,657
Shares outstanding	27,353,064
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$30.23

CLASS Y SHARES:
Net assets	$6,948,611,371
Shares outstanding	227,353,995
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$30.56

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Operations
For the year ended July 31, 2010

INVESTMENT INCOME:
Income:
Dividends*:
Unaffiliated companies		$400,453,354
Affiliated companies		51,926,353
Interest:
Unaffiliated companies		39,017,245
Affiliated companies		15,651,079
Net lending fees		646,949
Total income		507,694,980

Expenses:
Management fees (Note 3)	$158,222,172
Custodian fees	4,153,994
Transfer agent fees:
Class A	26,015,877
Class B	2,018,410
Class C	6,795,441
Class R	1,811,466
Class Y	7,204,547
Audit fees	92,400
Legal fees	92,000
Accounting fees (Note 3)	460,829
Reports to shareholders	3,576,090
Directors’ fees and expenses	699,622
Registration and filing fees	450,000
Miscellaneous	541,137
Payments under distribution plan (Note 7):
Class A	47,760,810
Class B	7,939,028
Class C	43,798,854
Class R	4,192,146
Total expenses		315,824,823
Expenses paid indirectly (Note 4)		(1,544)
Net expenses		315,823,279
Net investment income		191,871,701

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
Investment transactions:
Unaffiliated companies		(142,010,084)
Affiliated companies		(8,859,785)
Foreign currency transactions		(1,561,089)
Net increase in unrealized appreciation		3,736,803,602
Net realized and unrealized gain on investments and foreign currency transactions		3,584,372,644
Net increase in net assets resulting from operations		$3,776,244,345

*Net of foreign taxes withheld as follows:
Unaffiliated companies		$6,502,444
Affiliated companies		100,935

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statements of Changes in Net Assets

	Year ended July 31,
	2010	2009
OPERATIONS:
Net investment income	$191,871,701	$309,674,313
Net realized loss from investments and foreign currency transactions	(152,430,958)	(4,234,802,407)
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	3,736,803,602	(5,149,507,802)
Net increase (decrease) in net assets resulting from operations	3,776,244,345	(9,074,635,896)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(138,836,747)	(244,740,721)
Class B	–	(2,556,644)
Class C	(305,807)	(13,685,944)
Class R	(2,905,520)	(6,207,582)
Class Y	(61,286,170)	(95,825,357)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5):
Class A	(2,218,643,168)	(1,693,227,167)
Class B	(258,012,483)	(398,760,991)
Class C	(620,635,263)	(804,030,882)
Class R	(29,624,032)	41,236,935
Class Y	474,895,816	171,197,105
Total increase (decrease) in net assets	920,890,971	(12,121,237,144)

NET ASSETS:
Beginning of year	30,185,723,885	42,306,961,029
End of year*	$31,106,614,856	$30,185,723,885

*Including undistributed net investment income of	$108,971,198	$121,994,830

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements
July 31, 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The Fund’s investment objective is long-term growth of capital.  The Fund offers shares in five classes, Class A, Class B, Class C, Class R, and Class Y.  Class A shares are sold with a front-end sales charge and Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class R and Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class R shares generally are available only to retirement and benefit plans.  Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class.  Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class.  All classes have identical rights with respect to voting (exclusive of each class’s distribution arrangement), liquidation, and distributions.  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business.  Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation.  Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices.  Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued.  Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.  Securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued.  Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors.  Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.  These valuation procedures are reviewed and subject to approval by the Board of Directors.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following is a summary of the inputs used as of July 31, 2010 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer discretionary	$1,703,294,831	$–	$–	$1,703,294,831
Consumer staples	4,900,845,978	–	–	4,900,845,978
Energy	4,387,988,488	–	–	4,387,988,488
Financials	9,054,292,061	–	–	9,054,292,061
Health care	3,415,525,379	–	–	3,415,525,379
Industrials	2,039,675,729	–	–	2,039,675,729
Information technology	2,206,372,224	–	–	2,206,372,224
Materials	2,145,966,818	–	–	2,145,966,818
Telecommunication services	123,942,499	–	–	123,942,499
Convertible debt securities	–	98,296,740	–	98,296,740
Corporate debt securities	–	365,568,762	–	365,568,762
Short-term securities	–	644,337,000	–	644,337,000
Investment of cash collateral for securities loaned	–	99,771,000	–	99,771,000
Total	$29,977,904,007	$1,207,973,502	$–	$31,185,877,509

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts.  These balances are invested in one or more repurchase agreements, secured by U.S. Government securities.  A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature.  Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation.  The cost basis of such assets and liabilities is determined based upon historical exchange rates.  Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar.  Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed.  Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.  The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statement of Operations.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders.  Therefore, no provision for federal income or excise tax is required.  The Adviser has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of July 31, 2010, no provision for income tax would be required in the Fund’s financial statements.  The Fund’s federal and state (Arizona and Maryland) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.  The earliest tax year that remains subject to examination by these jurisdictions is 2007.  At July 31, 2010, the Fund had available for federal income tax purposes unused capital loss carryforwards and post October 2009 capital losses as follows:

	Capital Loss Carryforwards	Post October 2009 Capital Losses
Expiring
07/31/2011	$71,238,000	$–
07/31/2012	435,021,000	–
07/31/2013	243,098,000	–
07/31/2014	376,146,000	–
07/31/2015	–	–
07/31/2016	–	–
07/31/2017	1,140,850,000	–
07/31/2018	3,098,883,000	–
07/31/2019	–	116,569,000
	$5,365,236,000	$116,569,000

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost.  Dividend income is recorded on the ex-dividend date.  Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.  Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment company shares, and commission repayments.  The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund.  The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.  Accordingly, during the year ended July 31, 2010, amounts have been reclassified to reflect a decrease in undistributed net investment income and a corresponding decrease in accumulated net realized losses from investments and foreign currency transactions of $1,561,089.  Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended July 31, 2010 and 2009 was as follows:

	2010	2009
Ordinary income	$203,334,244	$363,016,248

As of July 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$172,193,659
Accumulated net realized losses from investments and
foreign currency transactions	(5,481,805,314)
Net unrealized appreciation on investments	8,205,559,167
Total	2,895,947,512

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended July 31, 2010 were $3,982,335,997 and $6,561,376,339, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser.  The annual rate is 0.55% of the average net assets on the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, 0.485% on the next $8 billion, 0.47% on the next $7 billion, 0.455% on the next $8 billion, 0.44% on the next $7 billion, 0.425% on the next $8 billion, 0.41% on the next $7 billion, and 0.395% of the average net assets in excess of $55 billion.  Advisory fees paid for the year ended July 31, 2010 approximated 0.49% of the average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services.  The fee paid to the Adviser for these services for the year ended July 31, 2010 amounted to $1,604,449. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider.  Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian.  The Adviser is also paid for certain accounting services.  The fee paid to the Adviser for theses services for the year ended July 31, 2010 amounted to $460,829. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund.  DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser.  The Fund pays no fees directly to DSA-NY.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund.  Such reductions amounted to $1,544 during the year ended July 31, 2010.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2010

NOTE 5 - CAPITAL STOCK

At July 31, 2010, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 2.225 billion shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:

Class A	Year ended		Year ended
	July 31, 2010		July 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	89,381,011	$2,721,605,769	158,111,143	$3,899,760,367
Shares issued in reinvestment of distributions	4,148,095	126,600,552	10,517,110	223,594,083
	93,529,106	2,848,206,321	168,628,253	4,123,354,450
Shares redeemed*	(167,956,444)	(5,066,849,489)	(236,983,315)	(5,816,581,617)
Net decrease	(74,427,338)	$(2,218,643,168)	(68,355,062)	$(1,693,227,167)

*Amount for the year ended July 31, 2009 includes a redemption as a result of an in-kind transfer of securities (See Note 10).

Class B	Year ended		Year ended
	July 31, 2010		July 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	1,686,144	$48,973,551	2,766,390	$65,837,512
Shares issued in reinvestment of distributions	–	–	114,810	2,352,474
	1,686,144	48,973,551	2,881,200	68,189,986
Shares redeemed	(10,626,796)	(306,986,034)	(19,372,889)	(466,950,977)
Net decrease	(8,940,652)	$(258,012,483)	(16,491,689)	$(398,760,991)

Class C	Year ended		Year ended
	July 31, 2010		July 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	10,701,937	$313,772,639	17,063,688	$413,408,255
Shares issued in reinvestment of distributions	9,659	285,547	616,894	12,720,365
	10,711,596	314,058,186	17,680,582	426,128,620
Shares redeemed	(32,018,500)	(934,693,449)	(52,396,148)	(1,230,159,502)
Net decrease	(21,306,904)	$(620,635,263)	(34,715,566)	$(804,030,882)

Class R	Year ended		Year ended
	July 31, 2010		July 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	8,723,063	$265,953,552	13,148,627	$327,668,523
Shares issued in reinvestment of distributions	94,827	2,901,708	290,852	6,203,883
	8,817,890	268,855,260	13,439,479	333,872,406
Shares redeemed	(9,853,055)	(298,479,292)	(11,856,319)	(292,635,471)
Net increase (decrease)	(1,035,165)	$(29,624,032)	1,583,160	$41,236,935

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2010

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class Y	Year ended		Year ended
	July 31, 2010		July 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	63,628,836	$1,945,969,392	71,440,990	$1,898,058,986
Shares issued in reinvestment of distributions	1,832,386	56,474,158	3,251,847	69,784,659
	65,461,222	2,002,443,550	74,692,837	1,967,843,645
Shares redeemed	(49,977,550)	(1,527,547,734)	(73,856,833)	(1,796,646,540)
Net increase	15,483,672	$474,895,816	836,004	$171,197,105

NOTE 6 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes.  The purchase of securities with borrowed funds creates leverage in the Fund.  The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively.  Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%.  The Fund had no borrowings during the year ended July 31, 2010.

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES

Class A Shares - Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

During the year ended July 31, 2010, Davis Distributors, LLC, the Fund’s Underwriter (“Underwriter” or “Distributor”) received $5,520,374 from commissions earned on sales of Class A shares of the Fund, of which $838,171 was retained by the Underwriter and the remaining $4,682,203 was re-allowed to investment dealers.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period.  The service fee is paid at an annual rate up to 1/4 of 1.00% of the average net assets maintained by the responsible dealers.  The service fee for Class A shares of the Fund for the year ended July 31, 2010 was $47,760,810.

Class B Shares - Class B shares of the Fund are sold at net asset value and are redeemed at net asset value.  A contingent deferred sales charge may be assessed on shares redeemed within six years of purchase.

The Fund pays the Distributor a distribution fee on Class B shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc. (“FINRA”), which currently is 1.00%.  The Fund pays the distribution fee on Class B shares in order: (i) to pay the Distributor commissions on Class B shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B shares which have been sold.

During the year ended July 31, 2010, Class B shares of the Fund made distribution plan payments, which included distribution fees of $5,968,316 and service fees of $1,970,712.

Commission advances by the Distributor during the year ended July 31, 2010 on the sale of Class B shares of the Fund amounted to $948,587, all of which was re-allowed to qualified selling dealers.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase.  The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.  During the year ended July 31, 2010, the Distributor received $1,425,103 in contingent deferred sales charges from Class B shares of the Fund.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2010

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES – (CONTINUED)

Class C Shares - Class C shares of the Fund are sold at net asset value and are redeemed at net asset value.  A contingent deferred sales charge may be assessed on shares redeemed within the first year of purchase.

The Fund pays the Distributor a distribution fee on Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%.  The Fund pays the distribution fee on Class C shares in order: (i) to pay the Distributor commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class C shares which have been sold.

During the year ended July 31, 2010, Class C shares of the Fund made distribution plan payments, which included distribution fees of $32,849,140 and service fees of $10,949,714.

Commission advances by the Distributor during the year ended July 31, 2010 on the sale of Class C shares of the Fund amounted to $2,491,629, all of which was re-allowed to qualified selling dealers.

A contingent deferred sales charge of 1.00% is imposed upon the redemption of certain Class C shares of the Fund within the first year of the original purchase.  During the year ended July 31, 2010, the Distributor received $231,010 in contingent deferred sales charges from Class C shares of the Fund.

Class R Shares - Class R shares of the Fund are sold and redeemed at net asset value.  Payments under the Class R Distribution Plan are limited to an annual rate of 0.75% of the average daily net asset value of the Class R shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%.  The effective rate of the Class R Distribution Plan is currently 0.50%, of which 0.25% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

During the year ended July 31, 2010, Class R shares of the Fund made distribution plan payments, which included distribution fees of $2,096,073 and service fees of $2,096,073.

NOTE 8 - SECURITIES LOANED

The Fund has entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of July 31, 2010, the Fund had on loan securities valued at $98,167,134; cash of $99,771,000 was received as collateral for the loans.  The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2010

NOTE 9 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale.  They are valued under methods approved by the Board of Directors as reflecting fair value.  The aggregate value of restricted securities in the Fund amounted to $72,984,736 or 0.23% of the Fund’s net assets as of July 31, 2010. Information regarding restricted securities is as follows:

Security	Acquisition Date	Shares	Cost per Share	Valuation per Share as of July 31, 2010

Fairfax Financial Holdings Ltd., 144A	02/23/10	160,877	$355.07	$398.33

Sino-Forest Corp., 144A	12/11/09	578,195	$15.86	$15.40

NOTE 10 - IN-KIND REDEMPTION

During the year ended July 31, 2009, shareholders redeemed 2,993,643 shares in exchange for Fund portfolio securities valued at $66,488,814.  The Fund realized a loss of $27,759,380.  This loss is disallowed for federal income tax purposes.

DAVIS NEW YORK VENTURE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)a	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis New York Venture Fund Class A:
Year ended July 31, 2010	$26.99	$0.20	$3.24	$3.44
Year ended July 31, 2009	$34.31	$0.29	$(7.27)	$(6.98)
Year ended July 31, 2008	$39.75	$0.39	$(5.40)	$(5.01)
Year ended July 31, 2007	$35.11	$0.37	$4.54	$4.91
Year ended July 31, 2006	$32.13	$0.27	$2.98	$3.25
Davis New York Venture Fund Class B:
Year ended July 31, 2010	$25.84	$(0.06)	$3.10	$3.04
Year ended July 31, 2009	$32.74	$0.06	$(6.90)	$(6.84)
Year ended July 31, 2008	$37.93	$0.09	$(5.18)	$(5.09)
Year ended July 31, 2007	$33.53	$0.05	$4.35	$4.40
Year ended July 31, 2006	$30.69	$–e	$2.85	$2.85
Davis New York Venture Fund Class C:
Year ended July 31, 2010	$26.03	$(0.03)	$3.12	$3.09
Year ended July 31, 2009	$32.96	$0.09	$(6.94)	$(6.85)
Year ended July 31, 2008	$38.18	$0.09	$(5.19)	$(5.10)
Year ended July 31, 2007	$33.74	$0.07	$4.37	$4.44
Year ended July 31, 2006	$30.89	$0.01	$2.86	$2.87
Davis New York Venture Fund Class R:
Year ended July 31, 2010	$27.00	$0.10	$3.24	$3.34
Year ended July 31, 2009	$34.28	$0.18	$(7.24)	$(7.06)
Year ended July 31, 2008	$39.73	$0.25	$(5.40)	$(5.15)
Year ended July 31, 2007	$35.10	$0.26	$4.54	$4.80
Year ended July 31, 2006	$32.13	$0.17	$2.99	$3.16
Davis New York Venture Fund Class Y:
Year ended July 31, 2010	$27.29	$0.29	$3.27	$3.56
Year ended July 31, 2009	$34.75	$0.36	$(7.39)	$(7.03)
Year ended July 31, 2008	$40.26	$0.49	$(5.46)	$(4.97)
Year ended July 31, 2007	$35.54	$0.48	$4.60	$5.08
Year ended July 31, 2006	$32.53	$0.35	$3.03	$3.38

a	Per share calculations were based on average shares outstanding for the period.

b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.  Sales charges are not reflected in the total returns.

c	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

Financial Highlights

Dividends and Distributions Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returnb	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratioc	Net Investment Income (Loss) Ratio	Portfolio Turnoverd

$(0.21)	$–	$–	$(0.21)	$30.22	12.74%	$18,608	0.89%	0.89%	0.67%	13%
$(0.34)	$–	$–	$(0.34)	$26.99	(20.08)%	$18,628	0.92%	0.92%	1.14%	15%
$(0.43)	$–	$–	$(0.43)	$34.31	(12.77)%	$26,029	0.85%	0.85%	1.01%	16%
$(0.27)	$–	$–	$(0.27)	$39.75	14.03%	$29,764	0.85%	0.85%	0.95%	5%
$(0.27)	$–	$–	$(0.27)	$35.11	10.15%	$22,809	0.88%	0.87%	0.79%	6%

$–	$–	$–	$–	$28.88	11.77%	$661	1.77%	1.77%	(0.21)%	13%
$(0.06)	$–	$–	$(0.06)	$25.84	(20.84)%	$823	1.81%	1.81%	0.25%	15%
$(0.10)	$–	$–	$(0.10)	$32.74	(13.45)%	$1,582	1.66%	1.66%	0.20%	16%
$–e	$–	$–	$–e	$37.93	13.13%	$3,007	1.65%	1.65%	0.15%	5%
$(0.01)	$–	$–	$(0.01)	$33.53	9.30%	$4,154	1.66%	1.65%	0.01%	6%

$–e	$–	$–	$–e	$29.12	11.88%	$4,062	1.67%	1.67%	(0.11)%	13%
$(0.08)	$–	$–	$(0.08)	$26.03	(20.74)%	$4,186	1.71%	1.71%	0.35%	15%
$(0.12)	$–	$–	$(0.12)	$32.96	(13.41)%	$6,444	1.61%	1.61%	0.25%	16%
$–e	$–	$–	$–e	$38.18	13.17%	$7,750	1.62%	1.62%	0.18%	5%
$(0.02)	$–	$–	$(0.02)	$33.74	9.29%	$6,230	1.65%	1.64%	0.02%	6%

$(0.11)	$–	$–	$(0.11)	$30.23	12.35%	$827	1.23%	1.23%	0.33%	13%
$(0.22)	$–	$–	$(0.22)	$27.00	(20.42)%	$767	1.32%	1.32%	0.74%	15%
$(0.30)	$–	$–	$(0.30)	$34.28	(13.06)%	$919	1.19%	1.19%	0.67%	16%
$(0.17)	$–	$–	$(0.17)	$39.73	13.70%	$741	1.17%	1.17%	0.63%	5%
$(0.19)	$–	$–	$(0.19)	$35.10	9.86%	$375	1.15%	1.15%	0.51%	6%

$(0.29)	$–	$–	$(0.29)	$30.56	13.04%	$6,949	0.63%	0.63%	0.93%	13%
$(0.43)	$–	$–	$(0.43)	$27.29	(19.88)%	$5,783	0.63%	0.63%	1.43%	15%
$(0.54)	$–	$–	$(0.54)	$34.75	(12.53)%	$7,333	0.59%	0.59%	1.27%	16%
$(0.36)	$–	$–	$(0.36)	$40.26	14.34%	$6,739	0.59%	0.59%	1.21%	5%
$(0.37)	$–	$–	$(0.37)	$35.54	10.44%	$4,166	0.62%	0.62%	1.04%	6%

d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

e	Less than $0.005 per share.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis New York Venture Fund (a series of Davis New York Venture Fund, Inc.), including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis New York Venture Fund as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 22, 2010

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).

As a part of this process the Independent Directors, with the assistance of counsel for the Independent Directors, prepared questions submitted to Davis Advisors in anticipation of the annual contract review.  The Independent Directors were provided with responsive background material (including recent investment performance data), and their counsel provided guidance, prior to a separate contract review meeting held in March 2010 where the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary in the circumstances.  Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis New York Venture Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to the Independent Directors and were not the result of any single factor.  The following facts and conclusions were important, but not exclusive, in the Independent Directors’ recommendation to renew the Advisory Agreements.

The Independent Directors considered not only the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether it:

1.	Achieves satisfactory investment results over the long-term after all costs;
2.
Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversight of third party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder’s ultimate return is the product of a fund’s results as well as the shareholder’s behavior, specifically in selecting when to invest or redeem.  The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.

Davis Advisors and members of the Davis family are some of the largest shareholders in the Davis Funds.  The Independent Directors concluded that this investment tends to align Davis Advisors’ and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are highly motivated to achieve satisfactory long-term returns.  In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale which have lowered fees and expenses for Davis Funds’ shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but also recognized that qualitative factors are also important in assessing whether Davis Fund shareholders are likely to be well served by the renewal of the Advisory Agreements.  They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data may be informative, the judgment of the Independent Directors must take many factors, including those listed below, into consideration in representing the shareholders of the Davis Funds.  In connection with reviewing comparative performance information, the Independent Directors generally give weight to longer-term measurements.

The Independent Directors expect Davis Advisors to employ a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy.

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory after-tax results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors reviewed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds which it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule and breakpoints of the Fund, including an assessment of competitive fee schedules.

Effective July 1, 2009, Davis Advisors voluntarily and permanently reduced all management fee breakpoints above 0.55% to 0.55%. The Fund’s former fee schedule began at 0.75% and declined in a series of breakpoints. The Fund now has a fee schedule beginning at 0.55% and declines from there in a series of breakpoints, resulting in a fee which the Independent Directors noted was both lower than under its previous schedule and lower than the average fees of its peer group as determined by an independent service provider.

The Independent Directors reviewed the management fee schedule for the Fund and the profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund’s net assets increased, and whether the fee schedule reflected those potential economies of scale.  The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services.  The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices.  The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors noted that the Fund’s Class A shares had out-performed its benchmark, the Standard & Poor’s 500® Index, over the one-, five-, and ten-year time periods and under-performed over the three-year time period, all ended February 28, 2010. The Fund out-performed the average performance of its peer group as determined by an independent service provider over the one-, five-, and ten-year time periods and under-performed over the three-year time period, all ended December 31, 2009. The Independent Directors noted that the Fund out-performed the Standard & Poor’s 500® Index in 29 of the 36 rolling five calendar year time frames, and its peer group in 33 of the 36 rolling five calendar year time frames ended December 31, 2009. The Fund out-performed the Standard & Poor’s 500® Index in all of the 31 rolling ten calendar year time frames, and its peer group in 30 of the 31 rolling ten calendar year time frames ended December 31, 2009.

The Independent Directors considered the management fee and total expense ratios for the Fund’s Class A shares.  Both ratios were lower than the average ratios of its peer group as determined by an independent service provider.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided the Fund and its shareholders a reasonable level of both investment and non-investment services.  The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for the Fund was reasonable in light of the nature, quality and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group as determined by an independent service provider.  The Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements was in the best interest of the Fund and its shareholders.  The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

DAVIS NEW YORK VENTURE FUND	Fund Information

Federal Income Tax Information (Unaudited)

In early 2011, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2010.  Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2010 with their 2010 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service.  Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2010, $203,334,244 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $203,334,244 or 100% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2010, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $203,334,244 or 100% as qualified dividend income.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund.  A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-279-0279 or on the Fund’s website at www.davisfunds.com or on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS NEW YORK VENTURE FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us.  We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction.  In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent.  We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services.  We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made.  We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.  If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279.  Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

DAVIS NEW YORK VENTURE FUND	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of CenterPoint Properties Trust (REIT); Co-chairman and Chief Executive Officer for 22 years (until 2006).	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority.

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corporation (insurance company).	13	Director, Washington Post Co. (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

G. Bernard Hamilton (03/18/37)	Director	Director since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13	none

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering).	13	Director, Trow Global Holdings Inc. (engineering & consulting).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Chairman, NorthRoad Capital Management, LLC (investment management firm) since June 2002.	13	none

Christian R. Sonne (05/06/36)	Director	Director since 1990	General Partner, Tuxedo Park Associates (land holding and development firm).	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) since 2007; former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (REIT).	13
Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

DAVIS NEW YORK VENTURE FUND	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	10
Director, Davis Variable Account Fund, Inc. (consisting of three portfolios); Director, the Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (publishing company).

*Christopher C. Davis owns partnership units (directly, indirectly, or both) of the Adviser and is considered to be an “interested person” of the Funds as defined in the Investment Company Act of 1940.

Officers

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). President or Vice President of each of the Davis Funds (consisting of 13 portfolios) and Selected Funds (consisting of three portfolios); President, Davis Selected Advisers, L.P., serves as an executive officer in certain companies affiliated with the Adviser; Director of Davis Series, Inc. (consisting of six portfolios) and the Selected Funds (consisting of three portfolios).

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

DAVIS NEW YORK VENTURE FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis New York Venture Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report.  The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling 1-800-279-0279 and on the Fund’s website at www.davisfunds.com.  Quarterly Fact sheets are available on the Fund’s website at www.davisfunds.com.

DAVIS RESEARCH FUND	Table of Contents

Management’s Discussion of Fund Performance	2

Fund Overview	4

Expense Example	7

Schedule of Investments	9

Statement of Assets and Liabilities	13

Statement of Operations	14

Statements of Changes in Net Assets	15

Notes to Financial Statements	16

Financial Highlights	22

Report of Independent Registered Public Accounting Firm	25

Director Approval of Advisory Agreements	26

Fund Information	28

Privacy Notice and Householding	29

Directors and Officers	30

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Research Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Davis Research Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS RESEARCH FUND	Management’s Discussion of Fund Performance

Performance Overview

Davis Research Fund’s Class A shares delivered a total return on net asset value of 9.58% for the year ended July 31, 2010.  Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 13.84%. The increase was widespread as every sector1 within the Index posted gains. The sectors within the Index that turned in the strongest performance over the year were industrials and consumer discretionary. The sectors that turned in the weakest (but still positive) performance over the year were health care and energy.

Factors Impacting the Fund’s Performance

The Fund had more invested in information technology companies than any other sector over the year. Information technology companies were the most important contributor2 to absolute performance, but a significant detractor relative to the Index. The Fund’s information technology companies under-performed the corresponding sector within the Index (up 9% versus up 14% for the Index) and had a higher relative average weighting (32% versus 19% for the Index). Agilent Technologies3, Microsoft, Hewlett-Packard, and International Business Machines were among the most important contributors to performance. SAP AG was among the most important detractors from performance.

Consumer discretionary companies were a significant contributor to performance. The Fund’s consumer discretionary companies out-performed the corresponding sector within the Index (up 44% versus up 26% for the Index), but had a lower relative average weighting (7% versus 10% for the Index) in this stronger performing sector. News Corp., CarMax, and Liberty Media - Interactive were among the most important contributors to performance. The Fund no longer owns News Corp., CarMax or Liberty Media - Interactive.

Industrial companies, while making positive contributions to performance, were among the most important detractors from performance relative to the Index. The Fund’s industrial companies under-performed the corresponding sector within the Index (up 10% versus up 29% for the Index) and had a higher relative average weighting (11% versus 10% for the Index). PACCAR was among the most important contributors to performance while Iron Mountain was among the most important detractors from performance.

Utility companies were the only sector that detracted from absolute performance. The Fund’s utility companies under-performed the corresponding sector within the Index (down 24% versus up 9% for the Index) and had a lower relative average weighting (1% versus 4% for the Index). AES and Exelon were among the most important detractors from performance. The Fund no longer owns AES or Exelon.

Other important detractors from performance included Transocean, Bank of New York Mellon, Everest Re Group, and U.S. Bancorp. Keeping a higher average cash balance over the year also significantly detracted from performance relative to the Index.

The Fund had approximately 26% of its net assets invested in foreign companies at July 31, 2010. As a whole those companies out-performed the domestic companies held by the Fund.

Davis Research Fund’s investment objective is long-term growth of capital.  There can be no assurance that the Fund will achieve its objective.  Davis Research Fund’s principal risks are: market risk, company risk, foreign country risk, medium-capitalization risk, focused portfolio risk, headline risk, selection risk, and fees and expenses risk.  See the prospectus for a full description of each risk.

Class A, B, and C shares of Davis Research Fund have been registered with the Securities and Exchange Commission and, as of the date of this report, in selected states where eligible investors are residents.  Shares of Davis Research Fund currently are not available for public sale in any other state or jurisdiction.  Currently, only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares.  The Adviser reserves the right to reject any offer to purchase shares.

1         The companies included in the Standard & Poor’s 500® Index are divided into ten sectors. One or more industry groups make up a sector.

2      A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund.  For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3      This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

2

DAVIS RESEARCH FUND	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis Research Fund Class A versus the Standard & Poor’s 500® Index for an investment made on October 31, 2001

Average Annual Total Return for periods ended July 31, 2010

Fund & Benchmark Index	1-Year	5-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	9.58%	(1.57)%	3.44%	10/31/01	0.87%	0.87%
Class A - with sales charge	4.39%	(2.53)%	2.87%	10/31/01	0.87%	0.87%
Class B†, **	3.74%	(3.45)%	2.20%	10/31/01	8.19%	2.50%
Class C**	6.84%	(3.12)%	1.89%	10/31/01	12.45%	2.50%
S&P 500® Index***	13.84%	(0.17)%	2.40%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Davis Research Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today.  The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.  Fund performance changes over time and current performance may be higher or lower than stated.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.   The operating expense ratios may vary in future years.  For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “Since Inception” return for Class B reflects Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 10/31/01.

3

DAVIS RESEARCH FUND	Fund Overview
July 31, 2010

Portfolio Composition		Industry Weightings
(% of Fund’s 07/31/10 Net Assets)		(% of 07/31/10 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	65.89%	Information Technology	27.42%	18.79%
Common Stock (Foreign)	26.07%	Food, Beverage & Tobacco	12.94%	6.18%
Stock Warrants	0.16%	Insurance	11.90%	4.04%
Short Term Investments	7.93%	Diversified Financials	7.40%	7.79%
Other Assets & Liabilities	(0.05)%	Health Care	6.48%	11.37%
	100.00%	Capital Goods	6.01%	7.99%
		Energy	4.85%	10.87%
		Materials	4.49%	3.55%
		Transportation	4.05%	2.01%
		Banks	3.93%	3.18%
		Food & Staples Retailing	3.07%	2.51%
		Household & Personal Products	2.49%	2.72%
		Commercial & Professional Services	2.13%	0.64%
		Retailing	1.50%	3.40%
		Other	1.34%	14.96%
			100.00%	100.00%

Top 10 Holdings
(% of Fund’s 07/31/10 Net Assets)

Nestle S.A.	Food, Beverage & Tobacco	5.35%
Bank of New York Mellon Corp.	Capital Markets	4.53%
Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	4.00%
Hewlett-Packard Co.	Technology Hardware & Equipment	3.76%
Unilever NY, NY Shares	Food, Beverage & Tobacco	3.38%
Microsoft Corp.	Software & Services	3.32%
SAP AG, ADR	Software & Services	3.15%
International Business Machines Corp.	Software & Services	3.00%
Fairfax Financial Holdings Ltd.	Multi-line Insurance	2.65%
PACCAR Inc.	Capital Goods	2.49%

4

DAVIS RESEARCH FUND	Fund Overview – (Continued)
July 31, 2010

New Positions Added (08/01/09-07/31/10)
(Highlighted positions are those greater than 1.50% of Fund’s 07/31/10 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 07/31/10 Net Assets
Accenture PLC., Class A	Software & Services	06/23/10	0.45%
ACE Ltd.	Property & Casualty Insurance	07/01/10	0.22%
Air Products and Chemicals, Inc.	Materials	02/09/10	1.48%
Altera Corp.	Semiconductors & Semiconductor
	Equipment	03/30/10	0.65%
America Movil SAB de C.V., Series L, ADR	Telecommunication Services	10/27/09	0.43%
Aon Corp.	Insurance Brokers	12/04/09	1.20%
Baxter International Inc.	Health Care Equipment & Services	04/22/10	1.92%
BP PLC, ADR	Energy	06/16/10	0.44%
Cielo S.A.	Diversified Financial Services	03/25/10	0.56%
Colgate-Palmolive Co.	Household & Personal Products	07/29/10	1.54%
Everest Re Group, Ltd.	Reinsurance	12/03/09	2.14%
Fluor Corp.	Capital Goods	02/04/10	0.59%
Lockheed Martin Corp.	Capital Goods	01/19/10	1.16%
Loews Corp.	Multi-line Insurance	03/11/10	2.41%
Mead Johnson Nutrition Co.	Food, Beverage & Tobacco	12/16/09	1.39%
Oracle Corp.	Software & Services	07/15/10	0.50%
Philip Morris International Inc.	Food, Beverage & Tobacco	05/21/10	0.65%
Praxair, Inc.	Materials	05/19/10	0.65%
Sherwin-Williams Co.	Materials	03/24/10	1.26%
Spectra Energy Corp.	Energy	08/20/09	1.75%
TJX Cos., Inc.	Retailing	02/25/10	0.58%
Toronto-Dominion Bank	Commercial Banks	01/20/10	0.96%
Transocean Ltd.	Energy	04/30/10	0.60%
Unilever NV, NY Shares	Food, Beverage & Tobacco	09/29/09	3.38%
U.S. Bancorp	Commercial Banks	03/30/10	1.34%
Wells Fargo & Co., Stock Warrants, strike price $34.01, expires 10/28/18	Commercial Banks	05/21/10	0.16%
W. R. Berkley Corp.	Property & Casualty Insurance	04/07/10	0.58%
Wynn Resorts Ltd.	Consumer Services	10/27/09	0.81%
Yingde Gases Group Co. Ltd.	Materials	07/08/10	0.16%

5

DAVIS RESEARCH FUND	Fund Overview – (Continued)
July 31, 2010

Positions Closed (08/01/09-07/31/10)
(Gains and losses greater than $100,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
3M Co.	Capital Goods	10/22/09	$39,578
AES Corp.	Utilities	05/19/10	(56,056)
All America Latina Logistica, Stock Rights	Transportation	10/20/09	3,012
Cardinal Health, Inc.	Health Care Equipment & Services	12/18/09	(14,956)
CarMax, Inc.	Retailing	02/24/10	(152,839)
DIRECTV, Class A	Media	02/19/10	379,551
E*TRADE Financial Corp.	Capital Markets	04/26/10	(801,661)
Exelon Corp.	Utilities	02/19/10	(30,043)
Liberty Media Corp. - Interactive, Series A	Retailing	02/19/10	(215,447)
Liberty Media - Starz, Series A	Media	02/22/10	49,240
MBIA Inc.	Property & Casualty Insurance	11/13/09	(40,896)
News Corp., Class A	Media	02/19/10	(93,517)
NRG Energy, Inc.	Utilities	09/11/09	33,600
Siemens AG	Capital Goods	02/22/10	(351,268)
Southwestern Energy Co.	Energy	07/07/10	43,664
XTO Energy, Inc.	Energy	01/04/10	28,462

6

DAVIS RESEARCH FUND	Expense Example

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses.  The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended July 31, 2010.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front end or contingent deferred sales charges (loads).  Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

7

DAVIS RESEARCH FUND	Expense Example – (Continued)

	Beginning Account Value (02/01/10)	Ending Account Value (07/31/10)	Expenses Paid During Period* (02/01/10-07/31/10)

Class A (annualized expense ratio 0.90%**)
Actual	$1,000.00	$1,018.34	$4.50
Hypothetical	$1,000.00	$1,020.33	$4.51
Class B (annualized expense ratio 2.50%**)
Actual	$1,000.00	$1,009.32	$12.46
Hypothetical	$1,000.00	$1,012.40	$12.47
Class C (annualized expense ratio 2.50%**)
Actual	$1,000.00	$1,009.31	$12.45
Hypothetical	$1,000.00	$1,012.40	$12.47

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

8

DAVIS RESEARCH FUND	Schedule of Investments
July 31, 2010

Shares	Security	Value (Note 1)
COMMON STOCK – (91.96%)
CONSUMER DISCRETIONARY – (2.19%)
Consumer Services – (0.81%)
2,465	Wynn Resorts Ltd.	$216,020

Retailing – (1.38%)
5,690	Bed Bath & Beyond Inc. *	215,566
3,700	TJX Cos., Inc.	153,624

		369,190

	Total Consumer Discretionary	585,210

CONSUMER STAPLES – (17.04%)
Food & Staples Retailing – (2.82%)
8,690	Costco Wholesale Corp.	492,854
8,490	CVS Caremark Corp.	260,558

		753,412

Food, Beverage & Tobacco – (11.92%)
5,572	Coca-Cola Co.	307,073
6,980	Mead Johnson Nutrition Co.	370,917
28,870	Nestle S.A. (Switzerland)	1,427,287
3,400	Philip Morris International Inc.	173,536
30,615	Unilever NV, NY Shares (Netherlands)	902,837

		3,181,650

Household & Personal Products – (2.30%)
6,480	Avon Products, Inc.	201,722
5,200	Colgate-Palmolive Co.	410,696

		612,418

	Total Consumer Staples	4,547,480

ENERGY – (4.47%)
3,080	BP PLC, ADR (United Kingdom)*	118,488
26,970	OGX Petroleo e Gas Participacoes S.A. (Brazil)*	285,065
2,720	Schlumberger Ltd.	162,275
22,500	Spectra Energy Corp.	467,775
3,450	Transocean Ltd. *	159,424

	Total Energy	1,193,027

FINANCIALS – (21.24%)
Banks – (3.46%)
	Commercial Banks – (3.46%)
3,600	Toronto-Dominion Bank (Canada)	256,284
15,000	U.S. Bancorp	358,500
11,100	Wells Fargo & Co.	307,803

		922,587

Diversified Financials – (6.82%)
	Capital Markets – (6.20%)
48,210	Bank of New York Mellon Corp.	1,208,625
17,780	Brookfield Asset Management Inc., Class A (Canada)	446,100

		1,654,725

	Diversified Financial Services – (0.62%)
16,780	Cielo S.A. (Brazil)	150,741

9

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2010

Shares	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
	Diversified Financial Services – (Continued)
51	CME Group Inc.	$14,211

		164,952

		1,819,677

Insurance – (10.96%)
	Insurance Brokers – (1.20%)
8,500	Aon Corp.	320,195

	Multi-line Insurance – (5.06%)
1,781	Fairfax Financial Holdings Ltd. (Canada)	708,037
17,300	Loews Corp.	642,695

		1,350,732

	Property & Casualty Insurance – (2.56%)
1,130	ACE Ltd.	59,980
4	Berkshire Hathaway Inc., Class A *	468,000
5,770	W. R. Berkley Corp.	155,848

		683,828

	Reinsurance – (2.14%)
7,340	Everest Re Group, Ltd.	569,731

		2,924,486

	Total Financials	5,666,750

HEALTH CARE – (5.97%)
Health Care Equipment & Services – (5.97%)
11,690	Baxter International Inc.	511,671
7,180	Becton, Dickinson and Co.	493,984
8,615	CareFusion Corp. *	181,518
1,215	Laboratory Corp. of America Holdings *	88,671
10,400	UnitedHealth Group Inc.	316,680

		1,592,524

	Total Health Care	1,592,524

INDUSTRIALS – (11.22%)
Capital Goods – (5.53%)
17,110	ABB Ltd., ADR (Switzerland)	345,280
3,250	Fluor Corp.	156,942
4,120	Lockheed Martin Corp.	309,618
14,510	PACCAR Inc.	664,921

		1,476,761

Commercial & Professional Services – (1.96%)
22,090	Iron Mountain Inc.	522,870

Transportation – (3.73%)
37,090	All America Latina Logistica S.A. (Brazil)	350,065
21,520	Ryanair Holdings PLC, ADR (Ireland)*	644,524

		994,589

	Total Industrials	2,994,220

INFORMATION TECHNOLOGY – (25.26%)
Semiconductors & Semiconductor Equipment – (4.65%)
6,250	Altera Corp.	173,281

10

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2010

Shares/Principal	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Semiconductors & Semiconductor Equipment – (Continued)
43,180	Texas Instruments Inc.	$1,066,114

		1,239,395

Software & Services – (13.40%)
3,025	Accenture PLC, Class A	119,911
4,450	Automatic Data Processing Inc.	183,496
917	Google Inc., Class A *	444,681
6,230	International Business Machines Corp.	799,932
34,320	Microsoft Corp.	885,456
5,700	Oracle Corp.	134,691
11,020	Redecard S.A. (Brazil)	166,415
18,320	SAP AG, ADR (Germany)	840,338

		3,574,920

Technology Hardware & Equipment – (7.21%)
23,730	Agilent Technologies, Inc. *	662,779
11,201	Cisco Systems, Inc. *	258,463
21,790	Hewlett-Packard Co.	1,003,212

		1,924,454

	Total Information Technology	6,738,769

MATERIALS – (4.14%)
5,430	Air Products and Chemicals, Inc.	394,109
1,515	Potash Corp. of Saskatchewan Inc. (Canada)	158,878
2,000	Praxair, Inc.	173,640
4,855	Sherwin-Williams Co.	335,723
42,500	Yingde Gases Group Co. Ltd. (China) *	41,748

	Total Materials	1,104,098

TELECOMMUNICATION SERVICES – (0.43%)
2,300	America Movil SAB de C.V., Series L, ADR (Mexico)	114,103

	Total Telecommunication Services	114,103

	TOTAL COMMON STOCK – (Identified cost $22,300,442)	24,536,181

STOCK WARRANTS – (0.16%)
FINANCIALS – (0.16%)
Banks – (0.16%)
	Commercial Banks – (0.16%)
5,000	Wells Fargo & Co., strike price $34.01, expires 10/28/18 *	42,950

	TOTAL STOCK WARRANTS – (Identified cost $39,500)	42,950

SHORT TERM INVESTMENTS – (7.93%)
$607,000	Banc of America Securities LLC Joint Repurchase Agreement,
	0.21%, 08/02/10, dated 07/30/10, repurchase value of $607,011
	(collateralized by: U.S. Government agency obligations in a pooled cash account, 0.00%-4.875%, 08/02/10-07/15/20, total market value $619,140)	607,000

11

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2010

Principal	Security	Value (Note 1)
SHORT TERM INVESTMENTS – (CONTINUED)
$1,507,000	Mizuho Securities USA Inc. Joint Repurchase Agreement,
	0.22%, 08/02/10, dated 07/30/10, repurchase value of $1,507,028
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-5.50%, 04/01/25-06/15/45, total market value $1,537,140)	$1,507,000

	TOTAL SHORT TERM INVESTMENTS – (Identified cost $2,114,000)	2,114,000

	Total Investments – (100.05%) – (Identified cost $24,453,942) – (a)	26,693,131
	Liabilities Less Other Assets – (0.05%)	(12,074)
Net Assets – (100.00%)		$26,681,057

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)	Aggregate cost for federal income tax purposes is $24,524,148. At July 31, 2010 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$2,998,907
	Unrealized depreciation	(829,924)
Net unrealized appreciation		$2,168,983

See Notes to Financial Statements

12

DAVIS RESEARCH FUND	Statement of Assets and Liabilities
At July 31, 2010

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$26,693,131
Cash	2,753
Receivables:
Dividends and interest	31,043
Investment securities sold	400,149
Prepaid expenses	104
Due from Adviser	19
Total assets	27,127,199

LIABILITIES:
Payables:
Investment securities purchased	403,733
Accrued management fee	12,624
Other accrued expenses	29,785
Total liabilities	446,142

NET ASSETS	$26,681,057

NET ASSETS CONSIST OF:
Par value of shares of capital stock	$126,497
Additional paid-in capital	40,091,097
Undistributed net investment income	54,847
Accumulated net realized losses from investments	(15,830,928)
Net unrealized appreciation on investments and foreign currency transactions	2,239,544
Net Assets	$26,681,057

CLASS A SHARES:
Net assets	$26,677,935
Shares outstanding	2,529,614
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$10.55
Maximum offering price per share (100/95.25 of $10.55)†	$11.08

CLASS B SHARES:
Net assets	$1,941
Shares outstanding	199
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$9.75

CLASS C SHARES:
Net assets	$1,181
Shares outstanding	121
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$9.76

*Including:
Cost of Investments	$24,453,942

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

13

DAVIS RESEARCH FUND	Statement of Operations
For the year ended July 31, 2010

INVESTMENT INCOME:
Income:
Dividends*		$318,681
Interest		5,471
Total income		324,152

Expenses:
Management fees (Note 3)	$146,498
Custodian fees	33,049
Transfer agent fees:
Class A	891
Class B	128
Class C	128
Audit fees	18,000
Legal fees	68
Accounting fees (Note 3)	2,004
Reports to shareholders	1,297
Directors’ fees and expenses	6,289
Registration and filing fees	15,169
Miscellaneous	9,176
Payments under distribution plan (Note 7):
Class B	15
Class C	9
Total expenses		232,721
Expenses paid indirectly (Note 4)		(1)
Reimbursement of expenses by Adviser (Note 3)		(229)
Net expenses		232,491
Net investment income		91,661

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
Investment transactions		(1,193,109)
Foreign currency transactions		(18,193)
Net change in unrealized appreciation (depreciation)		3,458,366
Net realized and unrealized gain on investments and foreign currency transactions		2,247,064
Net increase in net assets resulting from operations		$2,338,725

*Net of foreign taxes withheld as follows		$16,953

See Notes to Financial Statements

14

DAVIS RESEARCH FUND	Statements of Changes in Net Assets

	Year ended July 31,
	2010	2009
OPERATIONS:
Net investment income	$91,661	$387,991
Net realized loss from investments and foreign currency transactions	(1,211,302)	(13,138,053)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,458,366	(3,037,705)
Net increase (decrease) in net assets resulting from operations	2,338,725	(15,787,767)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(63,611)	(443,060)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5):
Class A	23,293	(15,255,933)
Class B	–	(898)
Total increase (decrease) in net assets	2,298,407	(31,487,658)

NET ASSETS:
Beginning of year	24,382,650	55,870,308
End of year*	$26,681,057	$24,382,650

*Including undistributed net investment income of	$54,847	$44,990

See Notes to Financial Statements

15

DAVIS RESEARCH FUND	Notes to Financial Statements
July 31, 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Fund’s investment objective is long-term growth of capital.  The Fund commenced operations on October 31, 2001.  The Fund offers shares in three classes, Class A, Class B, and Class C.  Class A shares are sold with a front-end sales charge and Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption.  Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class.  Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class’s distribution arrangement), liquidation, and distributions.  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business.  Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation.  Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices.  Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued.  Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.  Securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued.  Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors.  Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.  These valuation procedures are reviewed and subject to approval by the Board of Directors.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following is a summary of the inputs used as of July 31, 2010 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer discretionary	$585,210	$–	$–	$585,210
Consumer staples	4,547,480	–	–	4,547,480
Energy	1,193,027	–	–	1,193,027
Financials	5,709,700	–	–	5,709,700
Health care	1,592,524	–	–	1,592,524
Industrials	2,994,220	–	–	2,994,220
Information technology	6,738,769	–	–	6,738,769
Materials	1,104,098	–	–	1,104,098
Telecommunication services	114,103	–	–	114,103
Short-term securities	–	2,114,000	–	2,114,000
Total	$24,579,131	$2,114,000	$–	$26,693,131

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts.  These balances are invested in one or more repurchase agreements, secured by U.S. Government securities.  A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature.  Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation.  The cost basis of such assets and liabilities is determined based upon historical exchange rates.  Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar.  Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed.  Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.  The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statement of Operations.

17

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders.  Therefore, no provision for federal income or excise tax is required.  The Adviser has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of July 31, 2010, no provision for income tax would be required in the Fund’s financial statements.  The Fund’s federal and state (Arizona and Maryland) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.  The earliest tax year that remains subject to examination by these jurisdictions is 2007.  At July 31, 2010, the Fund had available for federal income tax purposes unused capital loss carryforwards and post October 2009 capital losses as follows:

	Capital Loss Carryforwards	Post October 2009 Capital Losses
Expiring
07/31/2011	$–	$–
07/31/2012	–	–
07/31/2013	–	–
07/31/2014	–	–
07/31/2015	–	–
07/31/2016	–	–
07/31/2017	2,462,000	–
07/31/2018	11,642,000	–
07/31/2019	–	1,719,000
	$14,104,000	$1,719,000

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost.  Dividend income is recorded on the ex-dividend date.  Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.  Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.  The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund.  The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended July 31, 2010, amounts have been reclassified to reflect a decrease in undistributed net investment income and a corresponding decrease in accumulated net realized losses from investments and foreign currency transactions of $18,193. Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended July 31, 2010 and 2009 was as follows:

	2010	2009
Ordinary income	$63,611	$443,060

As of July 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$117,225
Accumulated net realized losses from investments and
foreign currency transactions	(15,823,037)
Net unrealized appreciation on investments	2,169,337
Total	$(13,536,475)

18

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended July 31, 2010 were $14,145,015 and $12,524,567, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent.  The Adviser is also paid for certain transfer agent services.  The fee paid to the Adviser for these services for the year ended July 31, 2010 amounted to $119.  State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider.  Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian.  The Adviser is also paid for certain accounting services.  The fee paid to the Adviser for these services for the year ended July 31, 2010 amounted to $2,004.  The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual Fund operating expenses (Class A shares, 1.50%; Class B shares, 2.50%; Class C, shares 2.50%). During the year ended July 31, 2010, such reimbursements amounted to $111 and $118 for Class B and C shares, respectively.  Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund.  DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser.  The Fund pays no fees directly to DSA-NY.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund.  Such reductions amounted to $1 during the year ended July 31, 2010.

19

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2010

NOTE 5 - CAPITAL STOCK

At July 31, 2010, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 500 million shares are classified as Davis Research Fund. Transactions in capital stock were as follows:

Class A	Year ended		Year ended
	July 31, 2010		July 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	4,288	$42,349	979,809	$6,899,229
Shares issued in reinvestment of distributions	5,803	63,425	18,845	146,424
	10,091	105,774	998,654	7,045,653
Shares redeemed	(7,614)	(82,481)	(3,169,973)	(22,301,586)
Net increase (decrease)	2,477	$23,293	(2,171,319)	$(15,255,933)

Class B	Year ended		Year ended
	July 31, 2010		July 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	–	$–	–	$–
Shares issued in reinvestment of distributions	–	–	–	–
	–	–	–	–
Shares redeemed	–	–	(121)	(898)
Net decrease	–	$–	(121)	$(898)

Class C	Year ended		Year ended
	July 31, 2010		July 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	–	$–	–	$–
Shares issued in reinvestment of distributions	–	–	–	–
	–	–	–	–
Shares redeemed	–	–	–	–
Net increase	–	$–	–	$–

NOTE 6 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes.  The purchase of securities with borrowed funds creates leverage in the Fund.  The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively.  Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%.  The Fund had no borrowings during the year ended July 31, 2010.

20

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2010

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES

Class A Shares - Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

During the year ended July 31, 2010, Davis Distributors, LLC, the Fund’s Underwriter (“Underwriter” or “Distributor”) received no commissions earned on sales of Class A shares of the Fund.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period.  The service fee is paid at an annual rate up to 1/4 of 1.00% of the average net assets maintained by the responsible dealers.  There was no service fee for Class A shares of the Fund for the year ended July 31, 2010.

Class B Shares  - Class B shares of the Fund are sold at net asset value and are redeemed at net asset value.  A contingent deferred sales charge may be assessed on shares redeemed within six years of purchase.

The Fund pays the Distributor a distribution fee on Class B shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc. (“FINRA”), which currently is 1.00%. The Fund pays the distribution fee on Class B shares in order: (i) to pay the Distributor commissions on Class B shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B shares which have been sold.

During the year ended July 31, 2010, Class B shares of the Fund made distribution fee payments of $15.  There were no payments made for service fees.

There were no commission advances by the Distributor on the sale of Class B shares of the Fund during the year ended July 31, 2010.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase.  The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.  During the year ended July 31, 2010, the Distributor received no contingent deferred sales charges from Class B shares of the Fund.

Class C Shares  - Class C shares of the Fund are sold at net asset value and are redeemed at net asset value.  A contingent deferred sales charge may be assessed on shares redeemed within the first year of purchase.

The Fund pays the Distributor a distribution fee on Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%. The Fund pays the distribution fee on Class C shares in order: (i) to pay the Distributor commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class C shares which have been sold.

During the year ended July 31, 2010, Class C shares of the Fund made distribution fee payments of $9.  There were no payments made for service fees.

There were no commission advances by the Distributor on the sale of Class C shares of the Fund during the year ended July 31, 2010.

A contingent deferred sales charge of 1.00% is imposed upon the redemption of certain Class C shares of the Fund within the first year of the original purchase.  During the year ended July 31, 2010, the Distributor received no contingent deferred sales charges from Class C shares of the Fund.

21

DAVIS RESEARCH FUND	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

	Year ended July 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.65	$11.89	$14.99	$13.08	$14.22

Income (Loss) from Investment Operations:
Net Investment Income	0.04	0.09	0.02	0.01	0.04
Net Realized and Unrealized Gains (Losses)	0.89	(2.24)	(2.11)	2.53	0.06
Total from Investment Operations	0.93	(2.15)	(2.09)	2.54	0.10

Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.09)	(0.02)	(0.10)	(0.22)
Distributions from Realized Gains	–	–	(0.99)	(0.53)	(1.02)
Total Dividends and Distributions	(0.03)	(0.09)	(1.01)	(0.63)	(1.24)
Net Asset Value, End of Period	$10.55	$9.65	$11.89	$14.99	$13.08

Total Returna	9.58%	(17.86)%	(14.93)%	19.74%	0.74%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$26,678	$24,380	$55,865	$64,856	$44,262
Ratio of Expenses to Average Net Assets:
Gross	0.87%	0.97%	0.89%	0.90%	0.94%
Netb	0.87%	0.97%	0.89%	0.90%	0.94%
Ratio of Net Investment Income to Average Net Assets	0.35%	1.14%	0.17%	0.18%	0.20%
Portfolio Turnover Ratec	55%	29%	29%	26%	43%

a
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.  Sales charges are not reflected in the total returns.

b	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

c
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

22

DAVIS RESEARCH FUND	Financial Highlights – (Continued)

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

	Year ended July 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.05	$11.18	$14.35	$12.65	$13.80

Income (Loss) from Investment Operations:
Net Investment Loss	(0.13)a	(0.04)a	(0.18)a	(0.18)	(0.17)
Net Realized and Unrealized Gains (Losses)	0.83	(2.09)	(2.00)	2.41	0.05
Total from Investment Operations	0.70	(2.13)	(2.18)	2.23	(0.12)

Dividends and Distributions:
Dividends from Net Investment Income	–	–	–	–	(0.01)
Distributions from Realized Gains	–	–	(0.99)	(0.53)	(1.02)
Total Dividends and Distributions	–	–	(0.99)	(0.53)	(1.03)
Net Asset Value, End of Period	$9.75	$9.05	$11.18	$14.35	$12.65

Total Returnb	7.74%	(19.05)%	(16.27)%	17.89%	(0.91)%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$2	$2	$4	$2	$1
Ratio of Expenses to Average Net Assets:
Gross	8.19%	7.89%	8.59%	10.12%	10.95%
Netc	2.50%	2.50%	2.50%	2.50%	2.50%
Ratio of Net Investment Loss to Average Net Assets	(1.28)%	(0.39)%	(1.44)%	(1.42)%	(1.36)%
Portfolio Turnover Rated	55%	29%	29%	26%	43%

a	Per share calculations were based on average shares outstanding for the period.

b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.  Sales charges are not reflected in the total returns.

c	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

23

DAVIS RESEARCH FUND	Financial Highlights – (Continued)

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

	Year ended July 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.05	$11.20	$14.37	$12.67	$13.80

Income (Loss) from Investment Operations:
Net Investment Loss	(0.13)a	(0.05)a	(0.18)a	(0.18)	(0.16)
Net Realized and Unrealized Gains (Losses)	0.84	(2.10)	(2.00)	2.41	0.06
Total from Investment Operations	0.71	(2.15)	(2.18)	2.23	(0.10)

Dividends and Distributions:
Dividends from Net Investment Income	–	–	–	–	(0.01)
Distributions from Realized Gains	–	–	(0.99)	(0.53)	(1.02)
Total Dividends and Distributions	–	–	(0.99)	(0.53)	(1.03)
Net Asset Value, End of Period	$9.76	$9.05	$11.20	$14.37	$12.67

Total Returnb	7.84%	(19.20)%	(16.25)%	17.87%	(0.77)%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$1	$1	$1	$2	$1
Ratio of Expenses to Average Net Assets:
Gross	12.45%	14.62%	10.31%	10.11%	10.77%
Netc	2.50%	2.50%	2.50%	2.50%	2.50%
Ratio of Net Investment Loss to Average Net Assets	(1.28)%	(0.39)%	(1.44)%	(1.42)%	(1.36)%
Portfolio Turnover Rated	55%	29%	29%	26%	43%

a	Per share calculations were based on average shares outstanding for the period.

b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.  Sales charges are not reflected in the total returns.

c	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

24

DAVIS RESEARCH FUND	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis Research Fund (a series of Davis New York Venture Fund, Inc.), including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Research Fund as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 22, 2010

25

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).

As a part of this process the Independent Directors, with the assistance of counsel for the Independent Directors, prepared questions submitted to Davis Advisors in anticipation of the annual contract review.  The Independent Directors were provided with responsive background material (including recent investment performance data), and their counsel provided guidance, prior to a separate contract review meeting held in March 2010 where the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary in the circumstances.  Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis Research Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to the Independent Directors and were not the result of any single factor.  The following facts and conclusions were important, but not exclusive, in the Independent Directors’ recommendation to renew the Advisory Agreements.

The Independent Directors considered not only the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether it:

1.	Achieves satisfactory investment results over the long-term after all costs;
2.
Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversight of third party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder’s ultimate return is the product of a fund’s results as well as the shareholder’s behavior, specifically in selecting when to invest or redeem.  The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.

Davis Advisors and members of the Davis family are some of the largest shareholders in the Davis Funds.  The Independent Directors concluded that this investment tends to align Davis Advisors’ and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are highly motivated to achieve satisfactory long-term returns.  In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale which have lowered fees and expenses for Davis Funds’ shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but also recognized that qualitative factors are also important in assessing whether Davis Fund shareholders are likely to be well served by the renewal of the Advisory Agreements.  They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data may be informative, the judgment of the Independent Directors must take many factors, including those listed below, into consideration in representing the shareholders of the Davis Funds.  In connection with reviewing comparative performance information, the Independent Directors generally give weight to longer-term measurements.  At the time of this review Davis Research Fund only had an eight-year performance record.

The Independent Directors expect Davis Advisors to employ a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy.

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory after-tax results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

26

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors reviewed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds which it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule and breakpoints of the Fund, including an assessment of competitive fee schedules.

Effective July 1, 2009, Davis Advisors voluntarily and permanently reduced all management fee breakpoints above 0.55% to 0.55% for the Fund. The Fund’s former fee schedule began at 0.75% and declined from there in a series of breakpoints. The Fund now has a flat fee of 0.55% (resulting in a fee which the Independent Directors noted was both lower than under its previous schedule and lower than the average fees of its peer group as determined by an independent service provider).

The Independent Directors reviewed the management fee schedule for the Fund and the profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund’s net assets increased, and whether the fee schedule reflected those potential economies of scale.  The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors noted that Class A, B, and C shares of the Fund have been registered with the Securities and Exchange Commission and, as of the date of their review, in selected states where eligible investors are residents. Shares of the Fund are not available for general public sale in any other state or jurisdiction; only the directors, officers and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares.

The Independent Directors noted that the Fund’s Class A shares had out-performed its benchmark, the Standard & Poor’s 500® Index, over the one-year and since inception (October 31, 2001) time periods and under-performed over the three- and five-year time periods, all ended February 28, 2010. The Fund out-performed the average performance of its peer group as determined by an independent service provider over the one- and five-year time periods and under-performed over the three-year time period, all ended December 31, 2009. The Independent Directors noted that the Fund out-performed the Standard & Poor’s 500® Index in 3 of the 4 rolling five calendar year time frames, and its peer group in all of the 4 rolling five calendar year time frames ended December 31, 2009.

The Independent Directors also considered the management fee and total expense ratios for the Fund’s Class A shares noting that the management fee ratio was above the average prior to the reduction in management fees, but below the average after the reduction in management fees, as determined by an independent service provider. The total expense ratio was below the average of its peer group as determined by an independent service provider.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided the Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for the Fund was reasonable in light of the nature, quality and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service and in comparison to the range of the average advisory fees of its peer group as determined by an independent service provider.  The Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements was in the best interest of the Fund and its shareholders.  The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

27

DAVIS RESEARCH FUND	Fund Information

Federal Income Tax Information (Unaudited)

In early 2011, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2010.  Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2010 with their 2010 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service.  Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2010, $63,611 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $53,619 or 84% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2010, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $63,611 or 100% as qualified dividend income.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-279-0279 or on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

DAVIS RESEARCH FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

29

DAVIS RESEARCH FUND	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of CenterPoint Properties Trust (REIT); Co-chairman and Chief Executive Officer for 22 years (until 2006).	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority.

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corporation (insurance company).	13	Director, Washington Post Co. (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

G. Bernard Hamilton (03/18/37)	Director	Director since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13	none

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering).	13	Director, Trow Global Holdings Inc. (engineering & consulting).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Chairman, NorthRoad Capital Management, LLC (investment management firm) since June 2002.	13	none

Christian R. Sonne (05/06/36)	Director	Director since 1990	General Partner, Tuxedo Park Associates (land holding and development firm).	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) since 2007; former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (REIT).	13
Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

30

DAVIS RESEARCH FUND	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	10
Director, Davis Variable Account Fund, Inc. (consisting of three portfolios); Director, the Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (publishing company).

*Christopher C. Davis owns partnership units (directly, indirectly, or both) of the Adviser and is considered to be an “interested person” of the Funds as defined in the Investment Company Act of 1940.

Officers

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). President or Vice President of each of the Davis Funds (consisting of 13 portfolios) and Selected Funds (consisting of three portfolios); President, Davis Selected Advisers, L.P., serves as an executive officer in certain companies affiliated with the Adviser; Director of Davis Series, Inc. (consisting of six portfolios) and the Selected Funds (consisting of three portfolios).

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

31

DAVIS RESEARCH FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis Research Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report.  The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling
 1-800-279-0279.

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the
“audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees. The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends July 31, 2010 and July 31, 2009 were $110,400 and $110,400, respectively.

(b)
Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends July
31, 2010 and July 31, 2009 were $0 and $0, respectively.

(c)
Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advise and tax planning for the fiscal year ends July 31, 2010 and July 31, 2009 were
$13,118 and $13,980, respectively.

              Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit. These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)	All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends July 31, 2010 and July 31, 2009 were $0 and $0, respectively.

                                 (e)(1)       Audit Committee Pre-Approval Policies and Procedures.

             The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

              The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit
              Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of
                             Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended July 31, 2010 and July 31, 2009. The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-
01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment
Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 22, 2010

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: September 22, 2010